Transcript: HIT Detroit Investment Video (no intro)

Michael Aaron, Business Manager, LIUNA Local 1191: Detroit hit a rough spot. But in the last five years, I can say Detroit is truly being revitalized.

Terry Gilligan, Business Manager, Pipefitters Local 636: The whole downtown area and the surrounding areas have been experiencing a resurrection.

Roy S. Roberts, 150 Bagley Development Team: But there's a lot of people here that don't have the economics to be able to afford places to live.

Sonya Mays, CEO, Develop Detroit: How do we create housing that is accessible?

Text: 989 Housing Units Created or Preserved in Detroit

Adrienne Bennett, President & CEO, Benkari LLC: It's all about giving back to the community, and anyone that we could be affiliated with that will do that, that’s a win-win for everybody.

Mr. Roberts: The HIT coming in was absolutely incredible. It was very meaningful.

Tom Goss, Chairman, Goss LLC, 150 Bagley Development Team: It became clear that they wanted a real presence in Detroit.

Text: $169.3 million Total Development Investment in Detroit

Ms. Mays: The typical downtown central business district type development tends to skew towards “how do we get the most economic value out of a site”? But it can't just be about dollars and cents, it has to be about doing the right thing for the community, doing the right thing for the workforce.

Chang Suh, CEO and Chief Investment Officer, AFL-CIO HIT: The only way to achieve that is to create sustainable economic opportunities for the people in the community. And that's what we do at the HIT.

Text: 150 Bagley Development

Mr. Goss: The wonderful building behind us set vacant for over 35 years. 20% of our building will be affordable housing.

Text: Sugar Hill Development

Ms. Mays: In the Sugar Hill Development, almost 25% of the units are for veterans.

Byron Osbern, Business Representative, IBEW Local 58: The proximity of this to the VA is huge.

Julie DeGraaf Velazquez, Vice President, Preservation of Affordable Housing: We think of Sugar Hill as a building with a mission. It is a place that has incredible vibrancy and creativity. There are so many people who are long time Detroiters, who are so committed to the city's continued growth and resurgence.

Mr. Goss: We are using all union labor force within our building.

Ms. Bennett: It's a strong union city.

Mr. Gilligan: The unions are going to provide great training, a safe workplace. They're going to bring in those projects on time and under budget. The city has a great union heritage. We're the backbone of the automotive industry here in Detroit.

Text: Detroit Manufacturing Systems (DMS)

Bernie Ricke, President, UAW Local 600: A good example of the positive impact HIT has had is Detroit Manufacturing Systems.

Harpreet Peleg, CEO, Building America CDE, Inc.: These are jobs that pay above average wages, as well as accessible jobs, where they are local hires who live and work in the city.

Tony Richard, 1st Vice President, UAW Local 600: When it's in the inner city, now we have people who work at DMS that can walk to that plant.

Mr. Ricke: It's had real positive impact and not only on the city but on the lives of our 1,100 members.

Mr. Osbern: It's good to know, and it's even better to show, that the HIT fund is our members' money in action.

Alex Zurek, Secretary Treasurer, Michigan Labor District Council: The projects get started, that money follows back into the pension funds, goes back into the AFL HIT programs and then they invest in our local communities and put our people to work.

A.K. Bennett, Project Manager & Ossie Motton, Foreman: The location is phenomenal, right here in Midtown Detroit: you’ve got mixed income and it's got proximity to everything you want. So seeing that the union and HIT are making these sound investments into things that are going to allow all of us to retire and for future generations, because this building's going to be around a lot longer than we will be.

Patrick Devlin, Secretary Treasurer, Michigan Building & Construction Trades Council: I mean, especially with city council and the mayor, it really draws a lot of attention to what we're all about and that we're willing to reinvest into our communities.

Liz Shuler, President, AFL-CIO: Projects like this really show how we can use union capital: we can create jobs and we can actually revitalize a whole community.

Text: HIT’s Detroit Impact 8 Projects $92.6 Million Invested HIT Capital 1.4 Million Hours of Union Construction Work 989 Units of Housing (75% affordable) $494.9 million total economic impacts

Mr. Osbern: The partnership with HIT is really the lifeblood of us continuing on.

Mr. Aaron: HIT has been a savior for building and revitalizing Detroit.

Text:

HIT’s National Impact 562 Projects $9.7 Billion Invested HIT Capital 187.2 Million Hours of Union Construction Work 122,675 Units of Housing (67% Affordable) $35.6 Billion Total Economic Impacts

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of Sept 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.